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                                  Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT






June 15, 1999


Citizens Bancorp
P.O. Box 30
Corvallis, Oregon  97330-0030

                  RE:  CITIZENS BANCORP - FORM S-8 REGISTRATION STATEMENT

To Citizens Bancorp:

          We consent to the incorporation by reference in this Registration Statement of Citizens Bancorp on Form S-8 of our report dated January 15, 1999 appearing in the Annual Report on Form 10-K of Citizens Bancorp for the year ended December 31, 1998.




                                                         /s/

                                           Knight, Vale and Gregory, Inc., P.S.